EXHIBIT 10.1

FIRST AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the “First Amendment”) is made and entered into as of this 18th day of January, 2007, by and among Rancher Energy Corp., a Nevada corporation (the “Company”), and the undersigned Buyers.

A.    The Company and the investors listed on the Schedule of Buyers (collectively, the “Buyers”) entered into a Securities Purchase Agreement dated as of December 21, 2006 (the “Agreement”).

B.    The Company and certain of the Buyers desire to amend the Agreement to increase the maximum size of the offering from $76,343,130 to $79,500,000.

C.    Section 9(c) of the Agreement provides that an instrument signed by the Company and the holders of at least 60% of the aggregate amount of Registrable Securities issued and issuable under the Agreement and the Notes is necessary to amend the Agreement and such holders desire to amend the Agreement to increase the maximum size of the offering.

NOW, THEREFORE, the Company and the Buyers hereby agree:

1.    The first sentence of 1(c) is hereby deleted in its entirety and the following substituted therefor:

(c)    Subsequent Sales of Common Shares, Notes and Warrants. At any time on or before February 19, 2007, or such later time as the Company and the holders of at least 60% of the Registrable Securities issued and issuable under the Agreement may mutually agree, the Company may sell additional securities (including Notes) up to a maximum raised hereby (including the securities sold at the Closing) of $79,500,000 to such persons (the “Additional Buyers”) as may be approved by the Board of Directors of the Company.

2.    Except as modified by this First Amendment, all terms of the Agreement shall remain in full force and effect without modification.

3.    This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same Agreement. A facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original and not a facsimile signature.

4.    Capitalized terms not otherwise defined herein have the respective meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the day first above written.

COMPANY	BUYERS

RANCHER ENERGY CORP.
By:
Name:
Title:
By:
Name:	ADDRESS:
Title:

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